EXHIBIT 24

POWER OF ATTORNEY

Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by RPC, Inc. on Form 10‑K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this     24th   day of      February    2015.

/s/ Bill J. Dismuke
Bill J. Dismuke, Director

EXHIBIT 24

POWER OF ATTORNEY

Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by RPC, Inc. on Form 10‑K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this        24th        day of      February      2015.

/s/ Gary W. Rollins
Gary W. Rollins, Director

EXHIBIT 24

POWER OF ATTORNEY

Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by RPC, Inc. on Form 10‑K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this       24th       day of   February     2015.

/s/ Henry B. Tippie
Henry B. Tippie, Director

EXHIBIT 24

POWER OF ATTORNEY

Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by RPC, Inc. on Form 10‑K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this      24th     day of       February     2015.

/s/ James A. Lane, Jr.
James A. Lane, Jr., Director

EXHIBIT 24

POWER OF ATTORNEY

Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by RPC, Inc. on Form 10‑K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this       24th     day of      February     2015.

/s/ James B. Williams
James B. Williams, Director

EXHIBIT 24

POWER OF ATTORNEY

Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by RPC, Inc. on Form 10‑K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this      24th      day of    February     2015.

/s/ Linda H. Graham
Linda H. Graham, Director

EXHIBIT 24

POWER OF ATTORNEY

Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by RPC, Inc. on Form 10‑K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this         24th     day of    February      2015.

/s/ Larry L. Prince
Larry L. Prince, Director

EXHIBIT 24

POWER OF ATTORNEY

Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by RPC, Inc. on Form 10‑K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this      24th    day of   February    2015.

/s/ R. Randall Rollins
R. Randall Rollins, Director